EXHIBIT 10.2
                                                                    ------------

                                 THIRD AMENDMENT
                                       TO
                            INVESTOR RIGHTS AGREEMENT


     This Third Amendment ("Amendment") to the Investor Rights Agreement is made and entered into as the 1st day of June, 2006 (the "Effective Date") by and among Harold's Stores, Inc., an Oklahoma corporation (the "Company"), Inter-Him, N.V. ("Inter-Him"), and W. Howard Lester ("Lester"), in order to amend the Investor Rights Agreement dated as of February 28, 2001 by and between the Company and Inter-Him, as amended by that certain First Amendment to Investor Rights Agreement dated as of August 2, 2002 by and among the Company, Inter-Him, Lester, William A. Haslam, Margaret A. Gilliam and Clark J. Hinkley, and as amended by that certain Second Amendment to Investor Rights Agreement dated as of February 5, 2003 by and among the Company, Inter-Him and Lester (as so amended, the "Investor Rights Agreement").

                                   WITNESSETH:

     WHEREAS, the Investor Rights Agreement provides for the attachment of certain registration rights in the shares of Common Stock of the Company issuable upon conversion of the Amended Series 2001-A Preferred Stock, the Series 2002-A Preferred Stock and the Series 2003-A Preferred Stock of the Company;

     WHEREAS, the Company now desires to issue 25,000 shares of Series 2006-A Preferred Stock to Inter-Him and Lester, as contemplated in that certain Series 2006-A Preferred Stock Purchase Agreement of even date herewith (the "2003 Preferred Stock Purchase Agreement"), and Inter-Him and Lester desire to purchase such shares of Series 2006-A Preferred Stock as so contemplated;

     WHEREAS, the Company, Inter-Him and Lester desire to provide for the attachment of registration rights to the shares of Common Stock of the Company issuable upon conversion of the Series 2006-A Preferred Stock of the Company on identical terms to those attached to the shares of Common Stock of the Company issuable upon conversion of the Amended Series 2001-A Preferred Stock, the Series 2002-A Preferred Stock and the Series 2003-A Preferred Stock of the Company, by amending the Investor Rights Agreement to so provide; and

     WHEREAS, Inter-Him and Lester hold more than the minimum number of shares of Amended Series 2001-A Preferred Stock, Series 2002-A Preferred Stock and the Series 2003-A Preferred Stock of the Company required in order to amend the Investor Rights Agreement pursuant to Section 2.8 thereof.

     NOW, THEREFORE, in consideration of the recitals and agreements contained herein and the benefits to be derived from the mutual observance of the provisions of this Third Amendment and the Investor Rights Agreement, the parties agree as follows:

     1. Certain Definitions in Investor Rights Agreement. From and after the Effective Date, the meaning of the following terms defined in the Recitals to the Investor Rights Agreement shall be deleted, with the definitions set forth below substituted therefor:

          (a) "Preferred Purchase Agreement" shall mean the 2001 Preferred Stock Purchase Agreement, the 2002 Preferred Stock Purchase Agreement, the 2003 Preferred Stock Purchase Agreement and the 2006 Preferred Stock Purchase Agreement; and

          (b) "Preferred Stock" shall mean the shares of Amended Series 2001-A Preferred Stock, $.01 par value, the shares of Series 2002-A Preferred Stock, $.01 par value, the shares of Series 2003-A Preferred Stock, $.01 par value, and the shares of Series 2006-A Preferred Stock, $.01 per value, of the Company.

     2. Other Terms of Investor Rights Agreement. Except for the amendments set forth herein, all other provisions of the Investor Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     3. Counterpart Execution. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date above set forth.


"COMPANY"                   Harold's Stores, Inc.

                            By: /s/ Clark J. Hinkley
                                -------------------------------------------
                                Clark J. Hinkley, Chief Executive Officer


"INTER-HIM"                 Inter-Him, N.V.

                            By: /s/ Victor Hoogstraal
                                -------------------------------------------
                                Victor Hoogstraal


"LESTER"                    By: /s/ W. Howard Lester
                                -------------------------------------------
                                W. Howard Lester


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